                         SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]       Preliminary Proxy Statement             [ ]  Confidential, for Use of
                                                       the Commission Only (as
                                                       permitted by Rule
                                                       14a-6(e)(2))
[x]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                             Top Air Manufacturing, Inc.
          ---------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


          ---------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1) Title to each class of securities to which transaction applies:

               ----------------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:


               ----------------------------------------------------------------

          5)   Total fee paid:


               ----------------------------------------------------------------

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)   Amount Previously Paid:

               ----------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------

          3)   Filing Party:

               ----------------------------------------------------------------

          4)   Date Filed:

               ----------------------------------------------------------------

                        TOP AIR MANUFACTURING, INC.
                              406 Highway 20
                          Parkersburg, Iowa 50665


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on October 17, 1995




TO OUR STOCKHOLDERS:

The Annual Meeting of the Stockholders of Top Air Manufacturing,
Inc., an Iowa corporation, will be held at the Civic Center, Parkersburg, Iowa, at 1 p.m. local time on Tuesday, October 17,
1995, for the following purposes:

          1.   to elect a board of seven directors; and

          2. to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 21, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. A list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open during usual business hours to the examination of any stockholder for any purpose germane to the annual meeting for ten days prior to the meeting at the office of the Company set forth above.

A copy of the annual report for the Company's fiscal year ended
May 31, 1995, accompanies this notice.



                                   By Order of the Board of Directors,



                                   /s/ Steven F. Bahlmann
                                   --------------------------------------------
                                   Steven F. Bahlmann, Secretary
Parkersburg, Iowa
September 18, 1995



WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

                        TOP AIR MANUFACTURING, INC.
                              406 HIGHWAY 20
                          PARKERSBURG, IOWA 50665

                              PROXY STATEMENT
                              ---------------

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Top Air Manufacturing, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the Civic Center, Parkersburg, Iowa, at 1 p.m. local time on Tuesday, October 17, 1995, or at any adjournment thereof. In addition to solicitations by mail, the Company may request banks, brokers, and other custodians, nominees, and fiduciaries to send proxy materials to beneficial owners and to request voting instructions. The Company may reimburse them for their expenses in so doing. Officials and regular employees of the Company may solicit personally or by mail, telephone, or telegraph if proxies are not promptly received. The Company does not expect to incur out-of-pocket expenses in soliciting proxies. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about September 18, 1995.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy. An executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Stockholders of record at the close of business on August 21, 1995 will be entitled to vote at the meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, S. Lee Kling, or, if unable or unwilling to serve, Steven R. Lind, will vote:

(A) FOR the election of the persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualified; and

(B) According to such person's judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

On August 21, 1995, there were outstanding 4,012,099 shares of no par value Common Stock of the Company, each of which is entitled to one vote on all matters submitted, including the election of directors. The vote of holders of a majority of the shares present in person or by proxy and entitled to vote are required to approve any resolution except that, in the election of directors, which shall be elected by a plurality of the shares present in person or by proxy.

For purposes of determining whether a proposal (other than for the election of directors) has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), such shares will not be included in the vote totals and, therefore, will have no effect on the vote.

As of August 21, 1995, the following persons were known to the Company individually or as a group, to be the beneficial owners, respectively, of more than 5% of the Common Stock. Except as otherwise noted, each person or group identified below holds sole voting and sole investment power with respect to the shares identified as beneficially owned.

                                                No. of Shares
                                                Beneficially   Percent
   Name and Address                                Owned       of Class
   ----------------                           --------------   --------

Robert J. Freeman and                         1,950,000 <F1>    48.60%
 Dennis W. Dudley, Trustees
 under Amended and Restated
 Voting Trust Agreement
 dated 9/15/92
9387 Dielman Industrial Dr.
St. Louis, MO 63132

                                    2

Wayne C. Dudley                                 771,284 <F2>    19.22%
21498 Highway 20
Parkersburg, IA 50665

Robert J. Freeman                               300,250 <F2>     7.48%
990 Hammond Drive
Suite 980
Atlanta, GA 30328

S. Lee Kling                                    270,250 <F2>     6.74%
1401 S. Brentwood Blvd.
St. Louis, MO 63144

Franklin A. Jacobs                              300,250 <F2>     7.48%
9387 Dielman
Industrial Drive
St. Louis, MO 63132

All Directors and Executive                   2,045,169         50.98%
Officers as a Group
(11 persons)




------------------------

<F1>      The Amended and Restated Voting Trust Agreement (the "Voting
          Trust") was adopted September 15, 1992 and terminates January 4, 2000 or by earlier agreement. The names and addresses of the voting trustees are: Dennis W. Dudley, R.R. 1, Parkersburg, IA 50665, and Robert J. Freeman, 990 Hammond Drive, Suite 980, Atlanta, GA 30328. Voting power of the shares deposited in the Voting Trust is shared equally by the trustees. Pursuant to the Voting Trust, the trustees are required to vote to elect Wayne C. Dudley, Dennis W. Dudley, Robert J. Freeman, Franklin A. Jacobs, S. Lee Kling and Sanford W. Weiss as directors.

<F2>      These shares are also included in the shares listed as being subject to the Voting Trust discussed in footnote (1).

                    PROPOSAL 1 - ELECTION OF DIRECTORS
                      Information About The Nominees

The following table sets forth certain information concerning the nominees for director, each of whom is currently a director.

                                                            Director or      Amount & Nature of
                                           Position           Officer       Beneficial Ownership
Name (Age); Address                      With Company          Since           (% of Class)
-------------------                      ------------       -----------     --------------------
Steven R. Lind (33)                    President, Chief         1988            25,999 <F1>
406 Highway 20                         Executive Officer,                       0.65%
Parkersburg, IA 50665                  and Director

Wayne C. Dudley (64)                   Director                 1981            771,284 <F2><F3>
R.R. 1                                                       (Inception)        19.22%
Aplington, IA 50604

Dennis W. Dudley (43)                  Director                 1981            52,431 <F2><F3><F4>
R.R.1                                                        (Inception)         1.31%
Parkersburg, IA 50665

Robert J. Freeman (67)                 Director                 1990            300,250 <F3>
990 Hammond Drive                                                                7.48%
Suite 980
Atlanta, GA 30328

Franklin A. Jacobs (62)                Director                 1990            300,250 <F3>
9387 Dielman                                                                     7.48%
Industrial Drive
St. Louis, MO 63132

Sanford W. Weiss (62)                  Director                 1990            130,328 <F3>
1209 Washington Ave.                                                             3.25%
St. Louis, MO 63103

S. Lee Kling (66)                      Director                 1990            270,250 <F3>
1401 S. Brentwood Blvd.                                                          6.74%
St. Louis, MO 63144




------------------------

<F1> Includes options to purchase 10,999 shares (currently or within 60 days of the date of this proxy statement).

<F2> Wayne C. Dudley is the father of Dennis W. Dudley.

<F3> These shares have been deposited in the Voting Trust
     (described in footnote 1 on page 3) with the exception of 1,500 shares held by Dennis W. Dudley as custodian for his son and daughter.

<F4> Includes 1,500 shares held by the minor children of Dennis
     W. Dudley.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company.

STEVEN R. LIND has served as President of the Company since November 1992 and was appointed Chief Executive Officer in July 1993. He also has served as a Director of the Company since 1993. Mr. Lind served as Controller of the Company from August 1988 to May 1990 and as Chief Financial Officer of the Company from May 1990 to November 1992.

WAYNE C. DUDLEY is the founder of the Company, has served as a Director of the Company from 1981 to the present, and served as the Chairman of the Board and President or Chief Executive Officer of the Company from 1981 until 1992. Mr. Dudley is currently a member of the Executive Committee.

DENNIS W. DUDLEY has served as a Director of the Company since 1981. From 1989 until 1992, he served as President and Chief Operating Office of the Company. Currently, Mr. Dudley is self-employed. Prior to serving as President and Chief Operating Officer of the Company, Mr. Dudley served as executive vice-president from 1981 to 1989.

ROBERT J. FREEMAN has served as a Director of the Company since
1990. He has been retired for 17 years. Mr. Freeman currently serves on the Executive Committee, the Audit Committee and the Salary and Stock Option Committee.

FRANKLIN A. JACOBS has served as a Director of the Company since
1990. He currently serves on the Executive Committee and the Audit Committee. Mr. Jacobs has served as Chief Executive
Officer and Chairman of the Board and a Director of Falcon
Products, Inc., a St. Louis-based commercial furniture manufacturer, for approximately 20 years. He is also a member of the Board of Directors of Magna Group, Inc.

SANFORD W. WEISS has served as a Director of the Company since 1990. Mr. Weiss currently serves on the Salary and Stock Option Committee. He has been a principal owner of Weiss & Neuman Shoe Company, an owner of retail shoe stores, for more than 16 years.

S. LEE KLING has served as a Director of the Company and Chairman of the Board since 1990. He currently serves on the Executive Committee and the Audit Committee. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corporation, a St. Louis-based bank holding company, from 1974 until 1991 and served as its chief executive officer until 1990. He also serves as Chairman of the Board of Kling Rechter Company, a merchant banking company, and as a Director of the following entities: E-Systems, Inc.; Hanover Direct, Inc.; Falcon Products, Inc.; National Beverage Co.; Bernard Chaus, Inc.; Magna Group, Inc.; and Lewis Galoob Toys, Inc.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS HELD

During the fiscal year that ended on May 31, 1995, the Board of Directors held four regular meetings and two special meetings. Each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served, except Franklin A. Jacobs and Robert J. Freeman, each of whom attended 67% of the Board meetings and meetings of committees upon which they serve.

The Board of Directors has an Audit Committee, an Executive
Committee and a Salary and Stock Option Committee.  The Audit
Committee and Salary and Stock Option Committee each had at least one meeting during the fiscal year ended May 31, 1995.

The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company's independent public accountants.

The Salary and Stock Option Committee reviews the Company's remuneration policies and practices, including executive compensation, and administers the Company's stock option plans.

The Company has no standing nominating committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

For their services, the Company pays a quarterly director's fee of $1,500 to each director except Steven R. Lind. In addition, the Company pays to S. Lee Kling a fee of $1,000 per month for serving as Chairman of the Board and consulting services rendered to the Company.

EXECUTIVE COMPENSATION. The following table sets forth certain information regarding the compensation paid to the Chief
Executive Officer. No executive officer of the Company received compensation (annual salary and bonus) in excess of $100,000 during fiscal 1994.

                                SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                        ANNUAL COMPENSATION                     COMPENSATION
                                    --------------------------------   --------------------------------

                                                                                AWARDS         PAYOUTS
                                                                       ---------------------- ---------
                                                                       RESTRICTED    OPTIONS/   LTIP
    NAME AND                                            OTHER ANNUAL     STOCK        SARS     PAYOUTS     ALL OTHER
PRINCIPAL POSITION      YEAR        SALARY     BONUS    COMPENSATION    AWARD(S)    (SHARES)  (DOLLARS)  COMPENSATION
------------------      ----        ------     -----    ------------   ----------   --------- ---------  ------------
Steven R. Lind,         1995       $58,896    $17,700        --            --        12,500       --       $1,985 <F1>
President and Chief
Executive Officer       1994       $56,458    $17,100        --            --        10,000       --       $1,202

                        1993       $47,448    $1,575         --            --        10,000       --       $  981

------------------------------

<F1> Includes a contribution of $1,893 in 1995 to the 401(k) Plan by the Company on behalf of Mr. Lind. Also includes premiums in the amount of $92 paid by the Company in 1995 for term life insurance.



     STOCK OPTIONS. The following table sets forth certain information concerning stock options granted under the Company's
1993 Stock Option Plan during fiscal 1995 to the Chief Executive
Officer of the Company:

                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
        ----------------------------------------------------------------------------------------

                 OPTIONS/     PERCENTAGE OF TOTAL
                  SARS           OPTIONS/SARS              EXERCISE OR
                 GRANTED     GRANTED TO EMPLOYEES          BASE PRICE                 EXPIRATION
      NAME       (SHARES)       IN FISCAL YEAR           (DOLLARS/SHARE)                 DATE
      ----       --------    --------------------        ---------------              ----------
Steven R. Lind   10,000<F1>          16.8%                  $0.75                       1/26/05
                  2,500<F1>           4.2%                  $1.00                      10/19/04

------------------------------

<F1> Each option listed above was issued at fair market value on date of grant and is exercisable in 33-1/3% annual increments, beginning on the first anniversary of the date of grant and on each anniversary thereafter. All options listed above expire ten years from date of grant, subject generally to earlier termination upon cessation of employment.

     The following table sets forth certain information concerning the number and value of unexercised options held by the Company's Chief Executive Officer outstanding at May 31,
1995.  No stock options were exercised during fiscal 1995.


                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END OPTION/SAR VALUES


                                              NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-
                    SHARES                        OPTIONS/SARS AT          THE-MONEY OPTIONS/SARS AT
                   ACQUIRED       VALUE             MAY 31, 1995                 MAY 31, 1995
                 ON EXERCISE    REALIZED    (EXERCISABLE/UNEXERCISABLE)    EXERCISABLE/UNEXERCISABLE
      NAME         (SHARES)     (DOLLARS)            (SHARES)                      (DOLLARS)
      ----       -----------    ---------   ---------------------------    -------------------------
Steven R. Lind       N/A           N/A             10,999/22,501                  $1,458/$1,354



EMPLOYMENT ARRANGEMENTS.

     The Company has entered into an employment agreement, dated as of November 6, 1992, with Steven R. Lind (the "Agreement"). Under the terms of the Agreement, Mr. Lind will provide services to the Company in exchange for annual compensation of $59,000 until such time as the Agreement is terminated. In the event Mr. Lind's employment is terminated, he would receive a one-time payment in an amount equal to fifty percent (50%) of his annual compensation, which would be $29,500 at present.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 1, 1991, the Company refinanced a short-term note receivable from Wayne C. Dudley, a former Chief Executive Officer of the Company, in the amount of $53,407. The note, as amended, is non-interest bearing and is payable in three installments per year through January 1, 2004. The balance of the note on May 31, 1995 was $40,672.


RELATIONSHIP WITH INDEPENDENT AUDITORS

McGladrey & Pullen, LLP, was the Company's independent auditor for the fiscal year ended May 31, 1995. Acting upon the recommendation of the Audit Committee, the Board of Directors has selected McGladrey & Pullen, LLP, to serve as the Company's independent public auditors for the fiscal year ending May 31, 1996. Representatives of McGladrey & Pullen, LLP, are not expected to be present at the annual meeting.

FINANCIAL INFORMATION

Stockholders are urged to review the Financial Statements of the Company and the "Management Discussion and Analysis of Financial Condition and Results of Operations," both as set forth in the Annual Report of the Company which accompanies this Proxy Statement and which is by this reference incorporated herein.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 1996 ANNUAL MEETING

Proposals of Stockholders to be presented at the Company's 1996
Annual Stockholders' Meeting must be received at the Company's offices no later than May 22, 1996, for inclusion in the agenda for the 1996 Annual Meeting.


                         By Order of the Board of Directors,



                         /s/ Steven F. Bahlmann
                         -----------------------------------------
                         Steven F. Bahlmann, Secretary




Parkersburg, Iowa
September 18, 1995

PROXY                   TOP AIR MANUFACTURING, INC.
-----                 ANNUAL MEETING OF STOCKHOLDERS
                             OCTOBER 17, 1995


The undersigned hereby appoints S. Lee Kling, with full power of substitution, or if S. Lee Kling is unable or declines to exercise such rights hereunder, the undersigned appoints Steven R. Lind, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, no par value, of Top Air Manufacturing, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Civic Center, Parkersburg, Iowa, at 1:00 p.m. local time Tuesday, October 17, 1995, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:


1.   ELECTION OF DIRECTORS:

     / / FOR all nominees listed below (or such other person designated by the Board of Directors to replace any unavailable nominee) to be allocated among such nominees in his discretion

     / /  WITHHOLD AUTHORITY to vote for all nominees listed below


Nominees: Wayne C. Dudley, Dennis W. Dudley, Robert J. Freeman, Franklin A.
          Jacobs, S. Lee Kling, Sanford W. Weiss and Steven R. Lind.


Instruction: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below:




-----------------------------------   --------------------------------------

                                          (Continued on other side)

                                          (Continued from other side)

2.   OTHER MATTERS

     In his discretion with respect to the transaction of such other business as may properly come before the meeting.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.



                                   DATE ------------------------------, 1995



                                   --------------------------------------------



                                   --------------------------------------------


Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.